UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2001


                              CITY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)


         West Virginia                  0-17733                  55-0619957
         -------------                  -------                  ----------
(State or other jurisdiction of   (Commission File No.)        (IRS Employer
 incorporation or organization)                           Identification Number)


                                25 Gatewater Road
                        Charleston, West Virginia, 25313
                    (Address of principal executive officers)


                                 (304) 769-1100
              (Registrant's telephone number, including area code)


                                 Not applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)

         Item 5.  Other Events

         Attached hereto as Exhibit 99 is a news release issued on January 31, 2001, by City Holding Company ("the Company") announcing its strategic repositioning and fourth quarter results of operations. The news release also announced the intention of the Company's Board of Directors to suspend the Company's common stock dividend.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a) Financial Statements                   None
                  (b) Pro Forma Financial Information        None
                  (c) Exhibits
                           99                                News Release issued
                                                             on January 31, 2001

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CITY HOLDING COMPANY


Date: February 14, 2001
                                        By: /s/ Michael D. Dean
                                        ----------------------------------
                                        Michael D. Dean
                                        Senior Vice President - Finance,
                                        Chief Accounting Officer and
                                        Duly Authorized Officer